UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-06175
ECLIPSE FUNDS INC.
(Exact name of Registrant as specified in charter)
51 Madison Avenue, New York, NY 10010
(Address of principal executive offices) (Zip code)
J. Kevin Gao, Esq.
169 Lackawanna Avenue
Parsippany, New Jersey 07054
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 576-7000
Date of fiscal year end: October 31
Date of reporting period: October 31, 2011

Form N-CSR
Item 1. Reports to Stockholders.

MainStay High Yield Opportunities Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Table of Contents

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	26

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	45

Federal Income Tax Information	46

Proxy Voting Policies and Procedures and Proxy Voting Record	46

Shareholder Reports and Quarterly Portfolio Disclosure	46

Board Members and Officers	47

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (800-624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

				Since	Gross
				Inception	Expense
Class	Sales Charge		One Year	(12/14/07)	Ratio[2]

Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges	–4.10%	9.59%	2.19%
		Excluding sales charges	0.42	10.89	2.19

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	–4.03	9.67	2.14
		Excluding sales charges	0.49	10.97	2.14

Class C Shares	Maximum 1% CDSC	With sales charges	–1.09	10.07	2.94
	if Redeemed Within One Year of Purchase	Excluding sales charges	–0.16	10.07	2.94

Class I Shares	No Sales Charge		0.74	11.24	1.89

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Since
Benchmark Performance	Year	Inception

Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index[4]	4.85%	9.09%

Average Lipper High Current Yield Fund[5]	3.60	6.10

4.	The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The average Lipper high current yield fund is representative of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay High Yield Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$960.40	$9.68	$1,015.30	$9.96

Class A Shares	$1,000.00	$961.20	$9.24	$1,015.80	$9.50

Class C Shares	$1,000.00	$958.30	$12.93	$1,012.00	$13.29

Class I Shares	$1,000.00	$962.50	$8.06	$1,017.00	$8.29

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.96% for Investor Class, 1.87% for Class A, 2.62% for Class C and 1.63% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

Corporate Bonds	65.20
Yankee Bonds	11.10
Foreign Bonds	9.40
Loan Assignments & Participations	6.40
Asset-Backed Securities	4.00
Other Assets, Less Liabilities	3.60
Common Stocks	2.40
Short-Term Investment	1.90
Mortgage-Backed Securities	1.20
Convertible Preferred Stocks	0.70
Municipal Bonds	0.70
Warrants	0.20
Convertible Bond	0.10
Preferred Stock	0.10
Futures Contracts Short	0.00
Credit Default Swap Contracts	0.00
Investments Sold Short	(7.00)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2011 (excluding short-term investment)

1.	American International Group, Inc., 4.875%–8.625%, due 5/22/38–5/15/68
2.	CIT Group, Inc.
3.	Ally Financial, Inc., 7.50%, due 9/15/20
4.	Ford Motor Co.
5.	Reynolds Group Issuer, Inc., 8.25%–9.875%, due 10/15/16–2/15/21
6.	United Rentals North America, Inc., 8.375%–9.25%, due 12/15/19–9/15/20
7.	Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp., 7.75%–8.00%, due 1/15/16–1/15/18
8.	Novelis, Inc., 8.375%–8.75%, due 12/15/17–12/15/20
9.	CommScope, Inc., 8.25%, due 1/15/19
10.	MetroPCS Wireless, Inc., 4.00%–7.875%, due 11/4/16–11/15/20

Top Five Short Positions as of October 31, 2011

1.	United States Treasury Notes, 1.25%–3.50%, due 8/31/15–2/15/18
2.	Vulcan Materials Co., 7.50%, due 6/15/21
3.	Levi Strauss & Co., 7.625%, due 5/15/20
4.	AMC Entertainment, Inc., 9.75%, due 12/1/20
5.	Nordstrom, Inc., 6.25%, due 1/15/18

8    MainStay High Yield Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, Michael Kimble and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Opportunities Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay High Yield Opportunities Fund returned 0.42% for Investor Class shares, 0.49% for Class A shares and –0.16% for Class C shares for the 12 months ended October 31, 2011. Over the same period, the Fund’s Class I shares returned 0.74%. All share classes underperformed the 3.60% return of the average Lipper1 high cur-rent yield fund and the 4.85% return of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index2 for the 12 months ended October 31, 2011. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The high-yield bond market faced some geopolitical and economic headwinds during the reporting period. In the United States, the market faced a slower-growing economy, a weak housing market, elevated unemployment, the downgrade of U.S. debt and the debt ceiling debate. Overseas, the European sovereign debt crisis, the earthquake and tsunami in Japan, and concerns about a slowing Chinese economy affected global bond and equity markets as a whole. Nevertheless, we maintained our belief that accommodative monetary policy and steady credit creation would promote growth in the U.S. economy. Healthy corporate balance sheets, few near-term debt maturities and low default rates also led us to position the Fund with a volatility level in line with or slightly higher than the market as a whole. The Fund held overweight positions relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index in industries that were more cyclical and economically sensitive, such as financials, autos, airlines and gaming. These positions had performed well since 2009, when we increased the Fund’s risk exposure as the U.S. economic recovery began in earnest.

Midway through the reporting period, however, investor confidence was shaken by fears that a developed country in Europe might default and by concerns about slowing economies in the United States and China. As risk aversion heightened, investors fled to the perceived safety of U.S. Treasurys. This so-called flight to quality detracted from the high-yield debt market—
and specifically the Fund’s cyclical positions. Though the Fund underperformed its benchmark during the reporting period, our investment thesis was somewhat vindicated toward the end of the reporting period, as domestic data showed the U.S. economy was not dipping into another recession. We also saw encouraging news about a potential resolution to the European sovereign debt crisis. Together, these factors sparked a late-period rally in the high-yield bond market.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration was shorter than that of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index. This positioning, however, had little if any impact on the Fund’s performance.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Volatility was elevated in the high-yield bond market, and investors tended to focus on securities with lower risk profiles during the second half of the reporting period. Nevertheless, we believed that the selling was more technical in nature, as fundamentals in the high-yield bond market remained sound. We also believed that defaults within the asset class would stay low for the foreseeable future, so we made no significant adjustments in the Fund’s positioning during the reporting period.

During the reporting period, which market segments were the strongest contributors to the Fund’s absolute performance and which market segments were partic-ularly weak?

During the first half of the reporting period, overweight positions in sectors that tend to be more cyclical, such as airlines, autos and gaming, contributed positively to the Fund’s absolute performance. The Fund’s holdings in U.S. financials, such as AIG and General Electric Capital, were also solid performers.

During the second half of the reporting period, global economic concerns began to multiply, negatively affecting those cyclical positions that had performed well for the Fund at the beginning of the reporting period. After a strong start, the Fund’s positions in airlines, autos and gaming ended up dectracting from the Fund’s performance for the reporting period because of the growing concerns about global economic activity. Additionally, domestic and European financial positions hurt the Fund’s performance as concerns about sovereign debt and capitalization levels dominated the market. In general, the Fund’s holdings in higher-quality debt—securities rated BB4 and higher—contributed positively to performance. Positions in the

 1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, an obligation rated ‘BB’ faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

mainstayinvestments.com    9

health care and aerospace & defense industries also outperformed the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index during the second half of the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, we initiated Fund positions in homebuilder Meritage Homes, independent power producer NRG Energy, coal producer Arch Coal and communications company CommScope, all for their on attractive valuations and yields. We also initiated short positions in movie theatre operator AMC Entertainment, apparel company Levi Strauss and cement component producer Vulcan Materials, all because of stretched valuations and excessive leverage. We sold Fund positions in apparel company Phillips Van Heusen and natural gas producer Chesapeake Energy as they reached their valuation targets.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings in energy, services and basic industry. We decreased the Fund’s holdings in banking and insurance.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2011, the Fund’s most significantly overweight positions relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index were in services, insurance and banking. As of the same date, the Fund’s most significantly underweight positions relative to the benchmark were in health care, telecommunications and media.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay High Yield Opportunities Fund

Portfolio of Investments††† October 31, 2011

	Principal
	Amount	Value
Long-Term Bonds 98.1%† Asset-Backed Securities 4.0%

Airlines 0.6%
America West Airlines Pass-Through Trust
Series 2000-1, Class G 8.057%, due 1/2/22	$1,843,875	$1,843,875
American Airlines Pass-Through Trust
Series 2001-1, Class A1 6.977%, due 11/23/22	1,743,263	1,202,852
Series 2001-1, Class C 7.379%, due 11/23/17	287,124	166,531
Continental Airlines, Inc.
Series 2004-ERJ1, Class A 9.558%, due 9/1/19	1,939,438	2,002,469
Northwest Airlines, Inc.
Series 2007-1, Class A 7.027%, due 11/1/19	957,337	962,124

		6,177,851

Home Equity 2.8%
Carrington Mortgage Loan Trust
Series 2006-NC4, Class A5 0.305%, due 10/25/36 (a)	4,017,453	3,111,084
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AHL2, Class A3A 0.315%, due 5/25/37 (a)	1,199,313	960,755
Equifirst Loan Securitization Trust
Series 2007-1, Class A2A 0.305%, due 4/25/37 (a)	261,454	240,073
First NLC Trust
Series 2007-1, Class A1 0.315%, due 8/25/37 (a)(b)	1,283,778	427,037
GSAA Home Equity Trust
Series 2006-14, Class A1 0.295%, due 9/25/36 (a)	549,033	202,481
Series 2006-18, Class AV1 0.315%, due 11/25/36 (a)	131,096	48,739
Series 2007-5, Class 2A1A 0.365%, due 4/25/47 (a)	566,313	323,070
Home Equity Loan Trust
Series 2007-FRE1, Class 2AV1 0.375%, due 4/25/37 (a)	815,766	543,057
HSI Asset Securitization Corp. Trust
Series 2007-NC1, Class A1 0.345%, due 4/25/37 (a)	3,236,440	2,437,263
JP Morgan Mortgage Acquisition Corp.
Series 2007-CH2, Class AF2 5.478%, due 1/25/37	2,951,742	2,212,053
Series 2007-HE1, Class AF1 0.345%, due 3/25/47 (a)	1,253,003	818,290
Merrill Lynch Mortgage Investors Trust
Series 2007-MLN1, Class A2A 0.355%, due 3/25/37 (a)	2,950,148	1,480,110
Morgan Stanley ABS Capital I, Inc.
Series 2006-HE6, Class A2B 0.345%, due 9/25/36 (a)	2,409,983	1,947,349
Series 2006-HE8, Class A2B 0.345%, due 10/25/36 (a)	376,156	217,138
Series 2007-NC2, Class A2FP 0.395%, due 2/25/37 (a)	2,532,014	1,463,727
Option One Mortgage Loan Trust
Series 2006-2, Class 2A2 0.345%, due 7/25/36 (a)	1,369,883	744,295
Renaissance Home Equity Loan Trust
Series 2007-2, Class AF1 5.893%, due 6/25/37	3,386,854	1,793,217
Securitized Asset Backed Receivables LLC Trust
Series 2006-FR4, Class A2A 0.325%, due 8/25/36 (a)	3,486,557	983,234
Series 2007-BR4, Class A2A 0.335%, due 5/25/37 (a)	1,404,828	555,119
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.325%, due 6/25/37 (a)	3,107,974	2,662,868
Series 2006-EQ2, Class A2 0.355%, due 1/25/37 (a)	3,660,121	3,012,207

		26,183,166

Student Loans 0.6%
Keycorp Student Loan Trust
Series 2006-A, Class 2A2 0.44%, due 6/27/25 (a)	1,875,451	1,844,512
Series 2000-A, Class A2 0.632%, due 5/25/29 (a)	4,351,805	3,958,843

		5,803,355

Total Asset-Backed Securities (Cost $42,997,999)		38,164,372

Convertible Bond 0.1%

Holding Company—Diversified 0.1%
Icahn Enterprises, L.P. 4.00%, due 8/15/13 (a)(c)	1,125,000	1,057,500

Total Convertible Bond (Cost $1,003,572)		1,057,500

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest issuers held, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds 65.2%

Advertising 0.2%
Lamar Media Corp.
Series C 6.625%, due 8/15/15	$2,360,000	$2,371,800

Aerospace & Defense 1.9%
Alliant Techsystems, Inc. 6.75%, due 4/1/16 (c)(d)	2,200,000	2,255,000
BE Aerospace, Inc. 6.875%, due 10/1/20	1,670,000	1,799,425
Ducommun, Inc. 9.75%, due 7/15/18 (b)	5,400,000	5,562,000
L-3 Communications Corp. Class B 6.375%, due 10/15/15 (c)(d)	2,200,000	2,246,750
TransDigm, Inc. 7.75%, due 12/15/18	5,715,000	6,200,775

		18,063,950

Airlines 2.2%
American Airlines Pass-Through Trust
Series 2001-1, Class B 7.377%, due 5/23/19	1,162,770	674,407
Series 2011-2, Class A 8.625%, due 4/15/23	1,510,000	1,510,000
Continental Airlines, Inc. 7.875%, due 1/2/20 9.798%, due 4/1/21	2,823,272 1,312,554	2,766,807 1,351,931
Delta Air Lines, Inc.
Series 2010-2, Class B Pass Through Trust 6.75%, due 5/23/17 (b)(c)	4,000,000	3,710,000
12.25%, due 3/15/15 (b)	3,379,000	3,649,320
U.S. Airways Group, Inc.
Series A 6.25%, due 4/22/23	967,723	870,950
UAL 2009-2B Pass Through Trust 12.00%, due 1/15/16 (b)	3,415,490	3,586,264
United Air Lines, Inc. 12.00%, due 11/1/13 (b)	2,300,000	2,420,750

		20,540,429

Auto Manufacturers 0.6%
X Ford Motor Co.
7.50%, due 8/1/26	255,000	275,400
8.90%, due 1/15/32	410,000	514,550
9.98%, due 2/15/47 (c)	2,000,000	2,550,000
General Motors Corp. (Escrow Shares) 7.375%, due 5/23/48 (e)(f)(g)	350,000	4,216
8.375%, due 7/15/33 (e)(f)(g)	16,275,000	201,321
8.80%, due 3/1/21 (e)(f)(g)	488,000	5,995
9.40%, due 7/15/21 (e)(f)(g)	2,000,000	24,908
Navistar International Corp. 8.25%, due 11/1/21	2,000,000	2,175,000

		5,751,390

Auto Parts & Equipment 1.8%
Commercial Vehicle Group, Inc. 7.875%, due 4/15/19 (b)	4,075,000	3,973,125
Goodyear Tire & Rubber Co. (The) 8.25%, due 8/15/20	1,525,000	1,631,750
10.50%, due 5/15/16	1,908,000	2,117,880
Pinafore LLC/Pinafore, Inc. 9.25%, due 10/1/18 (b)	4,109,000	4,478,810
Pittsburgh Glass Works LLC 8.50%, due 4/15/16 (b)	4,770,000	4,770,000

		16,971,565

Banks 5.6%
ABN Amro North American Holding Preferred Capital Repackage Trust I 6.523%, due 12/29/49 (a)(b)	3,500,000	2,730,000
X Ally Financial, Inc. 7.50%, due 9/15/20	15,645,000	15,801,450
BAC Capital Trust XIV 5.63%, due 9/29/49 (a)	1,000,000	610,000
Bank of America Corp. 8.00%, due 12/29/49 (a)	504,000	468,957
Capital One Capital IV 6.745%, due 2/5/82 (a)(c)	2,975,000	2,885,750
X CIT Group, Inc. 7.00%, due 5/1/15	941	941
7.00%, due 5/4/15 (b)	848,000	848,000
7.00%, due 5/1/16	904	905
7.00%, due 5/2/16 (b)	2,190,000	2,184,525
7.00%, due 5/1/17	1,024	1,024
7.00%, due 5/2/17 (b)	13,198,000	13,165,005
Deutsche Postbank Funding Trust IV 5.983%, due 6/29/49 (a)	€7,600,000	6,414,833
Fifth Third Capital Trust IV 6.50%, due 4/15/67 (a)(c)	$2,105,000	2,057,638
SunTrust Bank 7.25%, due 3/15/18 (c)	2,000,000	2,286,532
Wachovia Capital Trust III 5.57%, due 3/29/49 (a)	1,000,000	867,500
Wells Fargo & Co. 7.98%, due 3/29/49 (a)	770,000	823,900
Whitney National Bank 5.875%, due 4/1/17	2,000,000	2,105,186

		53,252,146

The notes to the financial statements are an integral part of,

12 MainStay High Yield Opportunities Fund	and should be read in conjunction with, the financial statements.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

	Principal
	Amount	Value
Corporate Bonds (continued)

Building Materials 1.9%
Associated Materials LLC 9.125%, due 11/1/17	$7,565,000	$6,884,150
Boise Cascade LLC 7.125%, due 10/15/14 (c)	3,440,000	3,362,600
Texas Industries, Inc. 9.25%, due 8/15/20	5,500,000	5,005,000
USG Corp. 6.30%, due 11/15/16	1,625,000	1,255,312
8.375%, due 10/15/18 (b)	2,025,000	1,812,375

		18,319,437

Chemicals 2.1%
CF Industries, Inc. 6.875%, due 5/1/18	400,000	456,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	5,435,000	5,367,063
Huntsman International LLC
Series Reg S 6.875%, due 11/15/13	€1,000,000	1,383,700
8.625%, due 3/15/20	$2,150,000	2,198,375
8.625%, due 3/15/21	2,700,000	2,774,250
Momentive Performance Materials, Inc. 9.00%, due 1/15/21	4,000,000	3,380,000
Vertellus Specialties, Inc. 9.375%, due 10/1/15 (b)	4,360,000	3,967,600

		19,526,988

Coal 1.3%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19	2,100,000	2,084,250
6.25%, due 6/1/21	835,000	824,563
Arch Coal, Inc. 7.00%, due 6/15/19 (b)	4,450,000	4,605,750
7.25%, due 10/1/20	2,241,000	2,325,037
Arch Western Finance LLC 6.75%, due 7/1/13 (c)(d)	1,071,000	1,081,710
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 8.25%, due 12/15/17 (c)	1,000,000	1,070,000

		11,991,310

Commercial Services 4.4%
Aramark Holdings Corp. 8.625%, due 5/1/16 (b)(h)	1,595,000	1,654,813
Avis Budget Car Rental LLC 7.625%, due 5/15/14	536,000	540,020
9.625%, due 3/15/18	2,000,000	2,090,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.25%, due 1/15/19	3,925,000	3,915,187
Corrections Corp. of America 6.25%, due 3/15/13 (c)(d)	2,200,000	2,201,375
Ford Holdings LLC 9.30%, due 3/1/30 (c)	2,475,000	3,267,000
Ford Holdings, Inc. 9.375%, due 3/1/20	210,000	249,900
Hertz Corp. (The) 7.375%, due 1/15/21	3,345,000	3,436,987
7.50%, due 10/15/18	3,140,000	3,273,450
Iron Mountain, Inc. 6.75%, due 10/15/18	€3,500,000	4,455,514
8.00%, due 6/15/20	$3,175,000	3,302,000
Stewart Enterprises, Inc. 6.50%, due 4/15/19 (c)	3,350,000	3,283,000
X United Rentals North America, Inc. 8.375%, due 9/15/20 (c)	1,825,000	1,893,438
9.25%, due 12/15/19	7,195,000	8,094,375

		41,657,059

Computers 0.3%
SunGard Data Systems, Inc. 7.375%, due 11/15/18	2,000,000	2,045,000
10.25%, due 8/15/15	1,030,000	1,068,625

		3,113,625

Diversified Financial Services 0.9%
GE Capital Trust II 5.50%, due 9/15/67 (a)	€3,345,000	3,934,205
GE Capital Trust IV
Series Reg S 4.625%, due 9/15/66 (a)	$2,828,000	3,267,441
General Electric Capital Corp.
Series Reg S 5.50%, due 9/15/67 (a)	1,000,000	1,176,145
6.50%, due 9/15/67 (a)	£405,000	586,080

		8,963,871

Electric 2.5%
Calpine Corp. 7.25%, due 10/15/17 (b)	$2,360,000	2,454,400
7.875%, due 7/31/20 (b)	5,500,000	5,898,750
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, due 12/1/20	4,322,000	4,538,100
NRG Energy, Inc. 7.625%, due 1/15/18 (b)	7,760,000	7,857,000
8.25%, due 9/1/20 (c)	1,000,000	1,035,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, due 10/1/20 (b)	2,500,000	2,150,000

		23,933,250

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Entertainment 1.3%
Isle of Capri Casinos, Inc. 7.00%, due 3/1/14	$1,675,000	$1,608,000
7.75%, due 3/15/19	5,500,000	5,335,000
Mohegan Tribal Gaming Authority 7.125%, due 8/15/14	1,000,000	530,000
Pinnacle Entertainment, Inc. 7.50%, due 6/15/15	2,885,000	2,834,513
8.75%, due 5/15/20	2,000,000	2,020,000

		12,327,513

Environmental Controls 0.3%
EnergySolutions, Inc./EnergySolutions LLC 10.75%, due 8/15/18 (c)	3,015,000	3,045,150

Finance—Consumer Loans 2.5%
American General Finance Corp. 4.125%, due 11/29/13	€1,500,000	1,720,465
6.50%, due 9/15/17	$3,000,000	2,227,500
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)(c)	5,980,000	5,262,400
SLM Corp. 4.75%, due 3/17/14	€1,750,000	2,362,955
8.00%, due 3/25/20 (c)	$6,000,000	6,240,000
Springleaf Finance Corp. 6.90%, due 12/15/17	8,090,000	6,168,625

		23,981,945

Finance—Credit Card 0.1%
Capital One Capital III 7.686%, due 8/15/36 (c)	1,000,000	992,500

Finance—Other Services 1.0%
X Icahn Enterprises, L.P./Icahn Enterprises Finance Corp. 7.75%, due 1/15/16 (c)	6,200,000	6,355,000
8.00%, due 1/15/18	3,500,000	3,561,250

		9,916,250

Food 0.4%
Smithfield Foods, Inc. 7.75%, due 7/1/17	3,528,000	3,810,240

Forest Products & Paper 0.0%‡
NewPage Corp. 10.00%, due 5/1/12 (i)	1,000,000	115,000

Health Care—Products 0.5%
Alere, Inc. 8.625%, due 10/1/18	2,000,000	1,997,500
9.00%, due 5/15/16	1,500,000	1,515,000
Bausch & Lomb, Inc. 9.875%, due 11/1/15 (c)(d)	1,050,000	1,102,500

		4,615,000

Health Care—Services 1.0%
Fresenius Medical Care U.S. Finance, Inc. 6.875%, due 7/15/17 (c)(d)	2,100,000	2,252,250
HCA Holdings, Inc. 7.75%, due 5/15/21 (b)	2,500,000	2,500,000
HCA, Inc. 6.50%, due 2/15/16 (c)	3,200,000	3,282,000
7.50%, due 2/15/22	1,700,000	1,734,000

		9,768,250

Holding Company—Diversified 0.5%
Chiron Merger Sub, Inc. 10.50%, due 11/1/18 (b)	4,525,000	4,575,906

Home Builders 4.2%
Beazer Homes USA, Inc. 6.875%, due 7/15/15 (c)	1,400,000	1,153,250
8.125%, due 6/15/16 (c)	4,000,000	3,240,000
K Hovnanian Enterprises, Inc. 10.625%, due 10/15/16 (c)	7,305,000	6,264,037
Lennar Corp. 5.60%, due 5/31/15	4,225,000	4,151,063
Meritage Homes Corp. 6.25%, due 3/15/15	9,177,000	8,809,920
Pulte Group, Inc. 7.625%, due 10/15/17 (c)	2,870,000	2,762,375
7.875%, due 6/15/32 (c)	5,295,000	4,408,087
Shea Homes, L.P./Shea Homes Funding Corp. 8.625%, due 5/15/19 (b)	5,500,000	4,977,500
Standard Pacific Corp. 8.375%, due 5/15/18	3,950,000	3,811,750

		39,577,982

Household Products & Wares 1.4%
X Reynolds Group Issuer, Inc. 8.25%, due 2/15/21 (b)	1,600,000	1,468,000
8.75%, due 10/15/16 (b)	1,500,000	1,576,875
9.00%, due 5/15/18 (b)	5,175,000	5,006,813
9.00%, due 4/15/19 (b)	1,315,000	1,268,975
9.875%, due 8/15/19 (b)	4,205,000	4,205,000

		13,525,663

Insurance 4.0%
X American International Group, Inc. 4.875%, due 3/15/67 (a)	€8,400,000	8,266,916
Series A2 5.75%, due 3/15/67 (a)	£4,200,000	4,896,057

The notes to the financial statements are an integral part of,

14 MainStay High Yield Opportunities Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Insurance (continued)

X American International Group, Inc. (continued)
Series Reg S 8.00%, due 5/22/38 (a)	€3,750,000	$4,488,377
8.175%, due 5/15/68 (a)(c)	$4,000,000	3,860,000
Series Reg S 8.625%, due 5/22/38 (a)	£1,000,000	1,431,031
Hartford Financial Services Group, Inc. 6.00%, due 1/15/19	$1,450,000	1,500,759
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (b)	3,000,000	2,730,000
10.75%, due 6/15/88 (a)(b)	2,000,000	2,430,000
Lincoln National Corp. 6.05%, due 4/20/67 (a)(c)	3,000,000	2,640,000
7.00%, due 5/17/66 (a)(c)	1,840,000	1,729,600
Pacific Life Insurance Co. 7.90%, due 12/30/23 (b)	2,000,000	2,408,390
9.25%, due 6/15/39 (b)	1,000,000	1,337,592

		37,718,722

Iron & Steel 0.9%
AK Steel Corp. 7.625%, due 5/15/20 (c)	3,985,000	3,725,975
United States Steel Corp. 7.00%, due 2/1/18	2,145,000	2,032,388
7.375%, due 4/1/20	2,855,000	2,683,700

		8,442,063

Lodging 2.1%
Caesars Entertainment Operating Co., Inc. 12.75%, due 4/15/18	1,720,000	1,513,600
Harrah’s Operating Co., Inc. 6.50%, due 6/1/16	1,050,000	656,250
10.00%, due 12/15/18	181,000	130,320
10.00%, due 12/15/18 (c)	7,275,000	5,483,531
10.75%, due 2/1/16 (c)	791,000	656,530
MGM Mirage, Inc. 5.875%, due 2/27/14	90,000	86,400
6.625%, due 7/15/15	3,390,000	3,220,500
MGM Resorts International 7.50%, due 6/1/16	7,470,000	7,096,500
11.125%, due 11/15/17	600,000	681,000

		19,524,631

Machinery—Construction & Mining 0.8%
Terex Corp. 8.00%, due 11/15/17	8,110,000	7,968,075

Media 1.8%
CCH II LLC/CCH II Capital Corp. 13.50%, due 11/30/16	$1,441,111	$1,660,880
CCO Holdings LLC/CCO Holdings Capital Corp. 7.25%, due 10/30/17 (c)	2,500,000	2,612,500
Clear Channel Communications, Inc. 6.875%, due 6/15/18 (c)	945,000	463,050
7.25%, due 10/15/27	575,000	261,625
9.00%, due 3/1/21	4,000,000	3,560,000
Clear Channel Worldwide Holdings, Inc. 9.25%, due 12/15/17 (c)	3,000,000	3,240,000
DISH DBS Corp. 6.75%, due 6/1/21	5,120,000	5,286,400

		17,084,455

Metal Fabricate & Hardware 0.4%
Mueller Water Products, Inc. 7.375%, due 6/1/17	1,875,000	1,650,000
8.75%, due 9/1/20	1,845,000	1,964,925

		3,614,925

Mining 1.2%
Aleris International, Inc. 6.00%, due 6/1/20 (b)(f)(g)	11,797	11,443
7.625%, due 2/15/18	6,370,000	6,131,125
Century Aluminum Co. 8.00%, due 5/15/14 (c)	3,080,500	3,119,006
Freeport-McMoRan Copper & Gold, Inc. 8.375%, due 4/1/17 (c)(d)	2,200,000	2,354,000

		11,615,574

Miscellaneous—Manufacturing 0.9%
American Railcar Industries, Inc. 7.50%, due 3/1/14	3,985,000	4,004,925
Polypore International, Inc. 7.50%, due 11/15/17	4,650,000	4,743,000

		8,747,925

Office Furnishings 0.2%
Interface, Inc. 7.625%, due 12/1/18	1,700,000	1,780,750

Oil & Gas 2.1%
Concho Resources, Inc. 6.50%, due 1/15/22	2,500,000	2,625,000
Hilcorp Energy I, L.P./Hilcorp Finance Co. 7.625%, due 4/15/21 (b)	4,770,000	5,032,350
Linn Energy LLC/Linn Energy Finance Corp. 7.75%, due 2/1/21	2,650,000	2,828,875
8.625%, due 4/15/20	5,420,000	5,975,550

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Oil & Gas (continued)

Swift Energy Co. 8.875%, due 1/15/20 (c)	$1,074,000	$1,133,070
Tesoro Corp. 6.25%, due 11/1/12 (c)(d)	2,200,000	2,293,500

		19,888,345

Oil & Gas Services 1.9%
Basic Energy Services, Inc. 7.125%, due 4/15/16	2,000,000	2,030,000
7.75%, due 2/15/19 (b)	4,265,000	4,265,000
Helix Energy Solutions Group, Inc. 9.50%, due 1/15/16 (b)	3,053,000	3,205,650
Hornbeck Offshore Services, Inc. Class B 6.125%, due 12/1/14 (c)(d)	2,000,000	2,015,000
8.00%, due 9/1/17	6,015,000	6,075,150

		17,590,800

Packaging & Containers 1.0%
Ball Corp. 6.625%, due 3/15/18 (c)	1,950,000	2,003,625
CB Smurfit Stone 8.00%, due 3/15/17	2,000,000	45,000
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	3,000,000	3,255,000
Packaging Dynamics Corp. 8.75%, due 2/1/16 (b)	4,500,000	4,567,500

		9,871,125

Pipelines 1.2%
Dynegy Holdings LLC 8.75%, due 2/15/12 (c)(d)	545,000	448,263
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp. 6.25%, due 6/15/22	2,050,000	2,101,250
6.50%, due 8/15/21	450,000	464,625
8.75%, due 4/15/18	2,050,000	2,306,250
Targa Resources Partners, L.P./Targa Resources Partners Finance Corp. 6.875%, due 2/1/21 (b)	4,500,000	4,443,750
7.875%, due 10/15/18	1,805,000	1,877,200

		11,641,338

Retail 0.5%
Inergy LP/Inergy Finance Corp. 7.00%, due 10/1/18	4,700,000	4,723,500

Semiconductors 0.9%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (b)	7,750,000	8,389,375

Shipbuilding 0.3%
Huntington Ingalls Industries, Inc. 6.875%, due 3/15/18 (b)	3,135,000	3,158,513

Software 1.0%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20 (c)	3,000,000	3,277,500
First Data Corp. 8.875%, due 8/15/20 (b)	5,500,000	5,830,000

		9,107,500

Telecommunications 4.8%
Alcatel-Lucent USA, Inc. 6.45%, due 3/15/29 (c)	3,735,000	3,286,800
American Tower Corp. 7.00%, due 10/15/17 (c)(d)	1,100,000	1,278,857
X CommScope, Inc. 8.25%, due 1/15/19 (b)	9,175,000	9,037,375
Crown Castle International Corp. 7.125%, due 11/1/19	2,000,000	2,165,000
EH Holding Corp. 7.625%, due 6/15/21 (b)	5,601,000	5,797,035
Frontier Communications Corp. 7.05%, due 10/1/46	470,000	358,375
8.50%, due 4/15/20	3,935,000	4,190,775
X MetroPCS Wireless, Inc. 6.625%, due 11/15/20	1,550,000	1,457,000
7.875%, due 9/1/18	2,740,000	2,787,950
Sprint Capital Corp. 8.75%, due 3/15/32	7,465,000	6,195,950
Sprint Nextel Corp. 8.375%, due 8/15/17	6,000,000	5,520,000
Viasat, Inc. 8.875%, due 9/15/16	3,815,000	3,929,450

		46,004,567

Transportation 0.3%
PHI, Inc. 8.625%, due 10/15/18 (c)	2,425,000	2,437,125

Total Corporate Bonds (Cost $624,710,176)		620,017,527

Foreign Bonds 9.4%

Banks 2.9%
ABN Amro Bank N.V. 4.31%, due 2/28/49 (a)	€5,000,000	4,846,409
EGG Banking PLC 7.50%, due 5/29/49 (a)	£4,662,000	6,763,955
HBOS Capital Fund L.P.
Series A 6.461%, due 11/29/49 (a)	2,000,000	2,283,219

The notes to the financial statements are an integral part of,

16 MainStay High Yield Opportunities Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Foreign Bonds (continued)

Banks (continued)

HT1 Funding GmbH 6.352%, due 7/29/49 (a)	€8,050,000	$6,794,659
IKB Deutsche Industriebank A.G. 4.50%, due 7/9/13	3,200,000	2,811,678
Lloyds TSB Bank PLC 13.00%, due 1/29/49	£1,000,000	1,720,454
Societe Generale S.A. 5.75%, due 3/29/49 (a)	1,915,000	2,648,052

		27,868,426

Building Materials 0.1%
PERI GmbH 5.625%, due 12/15/11	€350,000	484,295

Chemicals 0.3%
Ineos Group Holdings PLC
Series Reg S 7.875%, due 2/15/16	3,000,000	3,341,636

Commercial Services 0.4%
Hertz Holdings Netherlands B.V.
Series Reg S 8.50%, due 7/31/15	3,000,000	4,192,611

Electric 0.2%
Intergen N.V. 8.50%, due 6/30/17	500,000	690,120
Series Reg S 9.50%, due 6/30/17	£875,000	1,428,017

		2,118,137

Finance—Auto Loans 0.1%
Ally Credit Canada, Ltd.
Series E 6.00%, due 5/23/12	€405,000	555,422

Finance—Mortgage Loan/Banker 0.8%
Northern Rock Asset Management PLC
Series E 4.574%, due 1/13/15 (a)	£1,360,000	1,596,324
9.375%, due 10/17/21	5,000,000	6,190,417

		7,786,741

Holding Company—Diversified 0.1%
Stena AB
Series Reg S 7.875%, due 3/15/20	€1,000,000	1,231,493

Home Builders 0.4%
Taylor Wimpey PLC 10.375%, due 12/31/15	£2,150,000	3,647,120

Insurance 0.8%
ING Groep N.V. 4.176%, due 6/29/49 (a)	€1,600,000	1,571,883
5.14%, due 3/29/49 (a)	£5,000,000	5,667,850

		7,239,733

Leisure Time 0.3%
Royal Caribbean Cruises, Ltd.
Series Reg S 5.625%, due 1/27/14	€1,050,000	1,436,903
TUI A.G. 5.125%, due 12/10/12	1,000,000	1,376,782

		2,813,685

Media 0.6%
EN Germany Holdings B.V. 10.75%, due 11/15/15	4,210,000	5,301,093

Packaging & Containers 1.6%
Ardagh Packaging Finance PLC
Series Reg S 9.25%, due 10/15/20	5,700,000	7,413,865
Rexam PLC 6.75%, due 6/29/67 (a)	6,300,000	8,019,925

		15,433,790

Real Estate 0.7%
Prologis International Funding S.A. 5.875%, due 10/23/14	4,700,000	6,441,608

Telecommunications 0.1%
Virgin Media Finance PLC 9.50%, due 8/15/16	500,000	767,953

Total Foreign Bonds (Cost $93,706,495)		89,223,743

Loan Assignments & Participations 6.4% (j)

Aerospace & Defense 0.5%
Hawker Beechcraft Acquisition Co. LLC LC Facility Deposits 2.369%, due 3/26/14	$55,330	41,013
Term Loan 2.369%, due 3/26/14	894,764	663,244
U.S. Airways Group, Inc. Term Loan 2.746%, due 3/21/14	4,930,556	4,257,535

		4,961,792

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments††† October 31, 2011 (continued)

The notes to the financial statements are an integral part of,

18 MainStay High Yield Opportunities Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Loan Assignments & Participations (continued)

Auto Manufacturers 1.3%
Allison Transmission, Inc. Term Loan B 2.75%, due 8/7/14	$5,798,375	$5,600,263
Federal-Mogul Corp. Term Loan B 2.178%, due 12/29/14	7,224,936	6,815,520

		12,415,783

Buildings & Real Estate 0.3%
Realogy Corp.
Extended Letter of Credit 4.436%, due 10/10/16	516,206	450,390
Extended Term Loan 4.522%, due 10/10/16	3,066,551	2,675,565

		3,125,955

Commercial Services 0.1%
Aramark Corp.
Synthetic Letter of Credit 2.114%, due 1/27/14	31,723	31,202
Term Loan 2.244%, due 1/27/14	393,803	387,333
Extended Letter of Credit 3.436%, due 7/26/16	57,145	56,431
Extended Term Loan B 3.619%, due 7/26/16	868,929	858,067

		1,333,033

Computers 0.1%
SunGard Data Systems, Inc. Tranche B 3.903%, due 2/26/16	953,241	940,134

Diversified/Conglomerate Manufacturing 0.5%
Nortek, Inc. Term Loan 5.251%, due 4/26/17	2,786,000	2,727,959
Walter Energy, Inc. Term Loan B 4.00%, due 4/2/18	1,947,259	1,939,957

		4,667,916

Energy—Alternate Sources 0.2%
Covanta Energy Corp.
Term Loan B 1.75%, due 2/10/14	968,031	942,924
Synthetic Letter of Credit 1.874%, due 2/10/14	499,025	486,082

		1,429,006

Healthcare, Education & Childcare 0.1%
Warner Chilcott Co., LLC New Term Loan B2 4.25%, due 3/15/18	227,429	225,249
Warner Chilcott Corp. New Term Loan B1 4.25%, due 3/15/18	454,857	450,498
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	312,714	309,718

		985,465

Hotels, Restaurants & Leisure 0.3%
Caesars Entertainment Corp. Term Loan 9.25%, due 2/24/17	2,800,000	2,716,000

Leisure, Amusement, Motion Pictures, Entertainment 0.2%
Clubcorp Operations, Inc. Term Loan B 6.00%, due 11/9/16	1,985,000	1,970,113

Media 0.5%
Charter Communications Operating LLC Extended Term Loan 3.62%, due 9/6/16	2,147,412	2,128,622
Clear Channel Communications, Inc. Delayed Draw Term Loan 2 3.896%, due 1/29/16	3,166,823	2,359,283

		4,487,905

Oil & Gas 1.4%
Frac Tech International LLC Term Loan B 6.25%, due 5/6/16	4,977,431	4,932,988
Hercules Offshore LLC Term Loan B 7.50%, due 7/11/13	768,418	754,330
MEG Energy Corp. New Term Loan B 4.00%, due 3/16/18	8,000,000	7,973,336

		13,660,654

Retail 0.3%
Neiman Marcus Group, Inc. (The) New Term Loan 4.75%, due 5/16/18	3,000,000	2,909,463

	Principal
	Amount	Value
Loan Assignments & Participations (continued)

Telecommunications 0.5%
X MetroPCS Wireless, Inc. Tranche B3 4.00%, due 3/16/18	$3,979,983	$3,907,018
Tranche B2 4.071%, due 11/4/16	801,496	792,479

		4,699,497

Utilities 0.1%
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.757%, due 10/10/17	1,033,493	702,258

Total Loan Assignments & Participations (Cost $62,501,085)		61,004,974

Mortgage-Backed Securities 1.2%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.2%
Banc of America Commercial Mortgage, Inc.
Series 2005-J, Class 1A1 2.78%, due 11/25/35 (k)	982,668	715,418
Series 2007-2, Class A4 5.645%, due 4/10/49 (k)	600,000	639,961
Bear Stearns Commercial Mortgage Securities
Series 2006-PW14, Class A4 5.201%, due 12/11/38	590,000	635,485
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3, Class A5 5.617%, due 10/15/48	590,000	640,405
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	925,300	804,660
Greenpoint Mortgage Funding Trust
Series 2007-AR2, Class 1A1 0.375%, due 4/25/47 (a)	639,491	523,943
GS Mortgage Securities Corp. II
Series 2007-GG10, Class A4 5.79%, due 8/10/45 (k)	635,000	676,181
Indymac Index Mortgage Loan Trust
Series 2004-AR4, Class 3A 2.521%, due 8/25/34 (k)	826,933	670,101
Series 2005-AR9, Class 4A2 2.556%, due 7/25/35 (k)	2,877,033	2,257,550
Morgan Stanley Mortgage Loan Trust
Series 2007-6XS, Class 2A1S 0.355%, due 2/25/47 (a)	2,212,645	1,773,723
Structured Asset Securities Corp.
Series 2005-11H, Class A2 5.00%, due 6/25/35 (f)	452,066	403,330
WaMu Mortgage Pass Through Certificates
Series 2006-AR14, Class 1A1 4.298%, due 11/25/36 (k)	717,761	510,041
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR10, Class 5A2 2.734%, due 7/25/36 (k)	860,001	624,799

Total Mortgage-Backed Securities (Cost $10,699,772)		10,875,597

Municipal Bonds 0.7%

New York 0.5%
New York City Industrial Development Agency Special Facilities Revenue
Series A 8.00%, due 8/1/12	5,100,000	5,090,667

Texas 0.2%
Alliance Airport Authority, American Airlines Project 7.00%, due 12/1/11 (c)	1,890,000	1,871,157

Total Municipal Bonds (Cost $7,093,187)		6,961,824

Yankee Bonds 11.1% (l)

Banks 0.1%
Royal Bank of Scotland PLC (The) 0.519%, due 8/29/17 (a)	1,600,000	1,120,008

Building Materials 0.4%
Hanson PLC 6.125%, due 8/15/16	3,655,000	3,655,000

Electric 0.4%
Intergen N.V. 9.00%, due 6/30/17 (b)	3,900,000	4,031,625

Forest Products & Paper 0.3%
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (b)	2,275,000	887,250
Stora Enso Oyj 7.25%, due 4/15/36 (b)	3,000,000	2,340,000

		3,227,250

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Yankee Bonds (continued)

Home Builders 0.1%
Desarrolladora Homex S.A. de C.V. 7.50%, due 9/28/15 (c)	$1,000,000	$995,000

Insurance 0.6%
Oil Insurance, Ltd. 3.351%, due 12/29/49 (a)(b)	3,250,000	3,070,665
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(b)	2,500,000	2,254,345

		5,325,010

Iron & Steel 0.7%
APERAM 7.375%, due 4/1/16 (b)	7,025,000	6,357,625

Leisure Time 0.3%
Royal Caribbean Cruises, Ltd. 7.50%, due 10/15/27 (c)	3,000,000	2,902,500

Machinery—Construction & Mining 0.7%
Boart Longyear Management Pty, Ltd. 7.00%, due 4/1/21 (b)	6,445,000	6,364,437

Mining 2.6%
FMG Resources August 2006 Pty, Ltd. 7.00%, due 11/1/15 (b)	6,500,000	6,500,000
X Novelis, Inc. 8.375%, due 12/15/17	7,900,000	8,532,000
8.75%, due 12/15/20	1,200,000	1,308,000
Vedanta Resources PLC 6.75%, due 6/7/16 (b)	1,000,000	920,000
8.25%, due 6/7/21 (b)	8,435,000	7,802,375

		25,062,375

Miscellaneous—Manufacturing 0.4%
Bombardier, Inc. 7.75%, due 3/15/20 (b)	2,995,000	3,294,500

Oil & Gas 1.0%
OGX Petroleo e Gas Participacoes S.A. 8.50%, due 6/1/18 (b)	6,925,000	6,855,750
Precision Drilling Corp. 6.50%, due 12/15/21 (b)	2,115,000	2,231,325

		9,087,075

Oil & Gas Services 0.6%
Cie Generale de Geophysique—Veritas 6.50%, due 6/1/21 (b)	5,550,000	5,522,250

Pharmaceuticals 0.3%
Warner Chilcott Co., LLC/Warner Chilcott Co., LLC 7.75%, due 9/15/18	3,000,000	3,127,500

Telecommunications 1.4%
Intelsat Luxembourg S.A. 11.25%, due 2/4/17 (c)	5,260,000	5,220,550
Satmex Escrow S.A. de C.V. 9.50%, due 5/15/17	5,000,000	5,100,000
Virgin Media Finance PLC 8.375%, due 10/15/19 (c)	3,000,000	3,337,500

		13,658,050

Transportation 1.2%
CEVA Group PLC 8.375%, due 12/1/17 (b)	3,250,000	3,030,625
CHC Helicopter S.A. 9.25%, due 10/15/20 (b)	6,585,000	5,926,500
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (b)	2,770,000	2,188,300

		11,145,425

Total Yankee Bonds (Cost $108,488,382)		104,875,630

Total Long-Term Bonds (Cost $951,200,668)		932,181,167

	Shares
Common Stocks 2.4%

Auto Manufacturers 1.7%
X Ford Motor Co. (e)	1,059,000	12,369,120
General Motors Co. (e)	157,367	4,067,937

		16,437,057

Banks 0.4%
X CIT Group, Inc. (e)	29,276	1,020,269
Citigroup, Inc.	71,966	2,273,406

		3,293,675

Building Materials 0.0%‡
Nortek, Inc. (e)	2,010	42,461
U.S. Concrete, Inc. (e)(f)	71,988	260,597

		303,058

Chemicals 0.1%
Lyondell Chemical Co.	38,068	1,250,914

The notes to the financial statements are an integral part of,

20 MainStay High Yield Opportunities Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Mining 0.1%
Aleris International, Inc. (f)(g)	13,652	$600,688

Packaging & Containers 0.1%
Rock-Tenn Co. Class A	20,292	1,201,083

Total Common Stocks (Cost $29,174,542)		23,086,475

Convertible Preferred Stocks 0.7%

Diversified Financial Services 0.7%
Citigroup Capital XIII (a)
7.875%	40,000	1,077,200
SG Preferred Capital II LLC (a)(b)
6.302%	5,375	5,413,633

Total Convertible Preferred Stocks (Cost $5,895,312)		6,490,833

Preferred Stock 0.1%

Savings & Loans 0.1%
GMAC Capital Trust I 8.125% (a)	40,000	838,400

Total Preferred Stock (Cost $1,000,000)		838,400

	Number of
	Warrants
Warrants 0.2%

Auto Manufacturers 0.2%
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (e)	70,698	1,198,331
Strike Price $18.33 Expires 7/10/19 (e)	70,698	834,236

Total Warrants (Cost $2,837,051)		2,032,567

	Principal
	Amount
Short-Term Investment 1.9%

Repurchase Agreement 1.9%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $18,174,978 (Collateralized by a United States Treasury Bond with a rate of 4.625% and a maturity date of 2/15/40, with a Principal Amount of $14,585,000 and a Market Value of $18,541,035)	$18,174,973	$18,174,973

Total Short-Term Investment (Cost $18,174,973)		18,174,973

Total Investments, Before Investments Sold Short (Cost $1,008,282,546) (o)	103.4%	982,804,415

Long-Term Bonds Sold Short (6.9%) Corporate Bonds Sold Short (3.9%)

Apparel (1.0%)
Levi Strauss & Co. 7.625%, due 5/15/20	(9,250,000)	(9,458,125)

Banks (0.2%)
SunTrust Bank 7.25%, due 3/15/18	(2,000,000)	(2,286,532)

Entertainment (1.0%)
AMC Entertainment, Inc. 9.75%, due 12/1/20 (b)	(8,750,000)	(8,487,500)
Mohegan Tribal Gaming Authority 7.125%, due 8/15/14	(1,000,000)	(530,000)

		(9,017,500)

Food (0.1%)
Dean Foods Co. 7.00%, due 6/1/16	(1,000,000)	(1,005,000)

Forest Products & Paper (0.0%)‡
NewPage Corp. 10.00%, due 5/1/12 (i)	(1,000,000)	(115,000)

Media (0.1%)
Time Warner Cable, Inc. 8.75%, due 2/14/19	(1,000,000)	(1,300,674)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Mining (1.1%)
Vulcan Materials Co. 7.50%, due 6/15/21	$(10,780,000)	$(10,616,101)

Packaging & Containers (0.0%)‡
CB Smurfit Stone 8.00%, due 3/15/17	(2,000,000)	(45,000)

Retail (0.4%)
Nordstrom, Inc. 6.25%, due 1/15/18	(3,000,000)	(3,509,784)

Total Corporate Bonds Sold Short (Proceeds $38,109,279)		(37,353,716)

U.S. Government Sold Short (2.7%)

United States Treasury Notes
1.25%, due 8/31/15	(15,000,000)	(15,351,570)
3.50%, due 2/15/18	(9,000,000)	(10,139,058)

Total U.S. Government Sold Short (Proceeds $23,926,504)		(25,490,628)

Yankee Bonds Sold Short (0.3%) (l)

Home Builders (0.1%)
Desarrolladora Homex S.A. de C.V. 7.50%, due 9/28/15	(1,000,000)	(995,000)

Leisure Time (0.2%)
Royal Caribbean Cruises, Ltd. 7.50%, due 10/15/27	(2,000,000)	(1,935,000)

Total Yankee Bonds Sold Short (Proceeds $2,796,053)		(2,930,000)

Total Long-Term Bonds Sold Short (Proceeds $64,831,836)		(65,774,344)

	Shares
Common Stock Sold Short (0.1%)

Packaging & Containers (0.1%)
Rock-Tenn Co. Class A	(20,292)	(1,201,083)

Total Common Stock Sold Short (Proceeds $1,493,251)		(1,201,083)

Total Investments Sold Short (Proceeds $66,325,087)	(7.0)	(66,975,427)

Total Investments, Net of Investments Sold Short (Cost $941,957,459)	96.4%	915,828,988
New York Life Agreement (d)	0.0	0
Other Assets, Less Liabilities	3.6	34,670,642

Net Assets	100.0%	$950,499,630

		Unrealized
	Contracts	Appreciation
	Short	(Depreciation) (n)
Futures Contracts 0.0%‡

United States Treasury Note December 2011 (2 Year) (m)	(552)	$50,370

Total Futures Contracts (Settlement Value $121,595,250)		$50,370

The notes to the financial s 22 MainStay High Yield Opportunities Fund	with, the financial statements.

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown is the rate in effect at October 31, 2011.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(K)).
(d)	Security or a portion of the security is pledged as collateral for the benefit of Lehman Brothers International (Europe). As a result of the Lehman Brothers International (Europe) bankruptcy, these securites are operationally illiquid. The total market value of these securities at October 31, 2011 is $19,500,924, which represents 2.1% of the Fund’s net assets. Additionally, the Fund had other securities that were originally pledged as collateral for Lehman Brothers International (Europe) which have since been called by the issuer or have matured. As a result, cash in the amount of $29,877,437, representing 3.1% of the Fund’s net assets is pledged as collateral for the benefit of Lehman Brothers International (Europe), and has been deemed restricted by the Fund. The Fund has entered into an agreement with New York Life Insurance Company (See Note 10), pursuant to which, at the conclusion of the bankruptcy appeal process relating to Lehman Brothers Inc., should the Fund be entitled to obtain less than 100% of the then current market value of the collateral, New York Life Insurance Company will contribute to the Fund the difference between the value of the assets ultimately returned to the Fund and the then current market value of the collateral. As of October 31, 2011, the fair value of the agreement is $0.
(e)	Non-income producing security.
(f)	Illiquid security. The total market value of these securities at October 31, 2011 is $1,512,498, which represents 0.2% of the Fund’s net assets.
tatements are an integral part of, and should be read in conjunction

(g)	Fair valued security. The total market value of these securities at October 31, 2011 is $848,571, which represents 0.1% of the Fund’s net assets.
(h)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.
(i)	Issue in default.
(j)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect at October 31, 2011. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(k)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at October 31, 2011.
(l)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(m)	At October 31, 2011, cash in the amount of $276,000 is on deposit with broker for futures transactions.
(n)	Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2011.
(o)	At October 31, 2011, cost is $1,008,406,618 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$26,662,485
Gross unrealized depreciation	(52,264,688)

Net unrealized depreciation	$(25,602,203)

The following abbreviations are used in the above portfolio:
£—British Pound Sterling
€—Euro

At October 31, 2011, the Fund held the following credit default swap contracts:

					(Pay)/	Upfront
				Notional	Receive	Premiums		Unrealized
Reference		Termination	Buy/Sell	Amount	Fixed	(Received)/		Appreciation
Entity	Counterparty	Date	Protection[1]	(000)[2]	Rate[3]	Paid	Value	(Depreciation)[4]
Republic of France 4.25%, due 4/25/19	Credit Suisse First Boston	12/20/16	Buy	$22,500	(0.25)%	$1,760,372	$1,573,388	$(186,984)

1.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

3.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

4.	Represents the difference between the value of the credit default swap contract at the time they were opened and the value at October 31, 2011.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Portfolio of Investments††† October 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$38,164,372	$—	$38,164,372
Convertible Bond	—	1,057,500	—	1,057,500
Corporate Bonds (b)	—	619,769,644	247,883	620,017,527
Foreign Bonds	—	89,223,743	—	89,223,743
Loan Assignments & Participations	—	61,004,974	—	61,004,974
Mortgage-Backed Securities	—	10,875,597	—	10,875,597
Municipal Bonds	—	6,961,824	—	6,961,824
Yankee Bonds	—	104,875,630	—	104,875,630

Total Long-Term Bonds	—	931,933,284	247,883	932,181,167

Common Stocks (c)	22,485,787	—	600,688	23,086,475
Convertible Preferred Stocks	6,490,833	—	—	6,490,833
Preferred Stock	838,400	—	—	838,400
Warrants	2,032,567	—	—	2,032,567
Short-Term Investment
Repurchase Agreement	—	18,174,973	—	18,174,973

Total Investments in Securities	31,847,587	950,108,257	848,571	982,804,415

Other Financial Instruments
Futures Contracts Short (d)	50,370	—	—	50,370
Foreign Currency Forward Contracts (e)	—	30,325	—	30,325

Other Financial Instruments	50,370	30,325	—	80,695

Total Investments in Securities and Other Financial Instruments	$31,897,957	$950,138,582	$848,571	$982,885,110

Liability Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(37,353,716)	$—	$(37,353,716)
U.S. Government Sold Short	—	(25,490,628)	—	(25,490,628)
Yankee Bonds Sold Short	—	(2,930,000)	—	(2,930,000)

Total Long-Term Bonds Sold Short	—	(65,774,344)	—	(65,774,344)

Common Stock Sold Short	(1,201,083)	—	—	(1,201,083)

Total Investments in Securities Sold Short	(1,201,083)	(65,774,344)	—	(66,975,427)

Other Financial Instruments
Credit Default Swap Contracts (f)	—	(186,984)	—	(186,984)
Foreign Currency Forward Contracts (e)	—	(5,030,934)	—	(5,030,934)

Total Other Financial Instruments	—	(5,217,918)	—	(5,217,918)

Total Investments in Securities and Other Financial Instruments	$(1,201,083)	$(70,992,262)	$—	$(72,193,345)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $236,440 and $11,443 are held in Auto Manufacturers and Mining, respectively, within the Corporate Bonds section of the Portfolio of Investments.

The notes to the financial statements are an integral part of,

24 MainStay High Yield Opportunities Fund	and should be read in conjunction with, the financial statements.

(c)	The Level 3 security valued at $600,688 is held in Mining within the Common Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the table of foreign currency forward contracts. (See Note 5)

(f)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the table of credit default swap contracts.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

												Change in
												Unrealized
												Appreciation
												(Depreciation)
												from
	Balance			Change in							Balance	Investments
	as of	Accrued	Realized	Unrealized					Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation					in to	out of	October 31,	October 31,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases		Sales		Level 3	Level 3	2011	2011 (a)
Long-Term Bonds
Corporate Bonds
Auto Manufacturers	$—	$—	$—	$(90,907)	$552,315	(b)	$(224,968	) (c)	$—	$—	$236,440	$(90,907)
Mining	15,679	—	—	(4,236)	—		—		—	—	11,443	(4,236)
Common Stock
Mining	—	—	—	20,478	—		—		580,210	—	600,688	20,478

Total	$15,679	$—	$—	$(74,665)	$552,315		$(224,968)		$580,210	$—	$848,571	$(74,665)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include securities received from a restructure.

(c)	Sales include disbursement as a result of a restructure.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities before investments sold short, at value (identified cost $1,008,282,546)	$982,804,415
Cash collateral on deposit at broker	276,000
Restricted cash (See Note 10)	29,877,437
Cash denominated in foreign currencies (identified cost $6,677)	6,685
Receivables:
Fund shares sold	17,784,143
Dividends and interest	16,665,193
Investment securities sold	1,884,983
Premiums paid for swap contracts	1,760,372
Other assets	68,956
Unrealized appreciation on foreign currency forward contracts	30,325

Total assets	1,051,158,509

Liabilities
Investments sold short (proceeds $66,325,087)	66,975,427
Payables:
Investment securities purchased	16,499,428
Dividends and interest on investments sold short	5,891,869
Fund shares redeemed	3,204,751
Manager (See Note 3)	619,593
Transfer agent (See Note 3)	216,857
NYLIFE Distributors (See Note 3)	209,300
Broker fees and charges on short sales	154,239
Professional fees	84,508
Variation margin on futures contracts	77,624
Shareholder communication	56,768
Custodian	4,553
Directors	3,766
Accrued expenses	6,027
Dividend payable	1,436,251
Unrealized depreciation on foreign currency forward contracts	5,030,934
Unrealized depreciation on swap contracts	186,984

Total liabilities	100,658,879

Net assets	$950,499,630

Composition of Net Assets
Capital stock (par value of $.01 per share) 800 million shares authorized	$840,856
Additional paid-in capital	963,558,078

964,398,934
Distributions in excess of net investment income	(1,374,160)
Accumulated net realized gain (loss) on investments, futures transactions, investments sold short, swap transactions and foreign currency transactions	18,775,030
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	(25,614,745)
Net unrealized appreciation (depreciation) on investments sold short	(650,340)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(5,035,089)

Net assets	$950,499,630

Investor Class
Net assets applicable to outstanding shares	$1,988,541

Shares of capital stock outstanding	176,627

Net asset value per share outstanding	$11.26
Maximum sales charge (4.50% of offering price)	0.53

Maximum offering price per share outstanding	$11.79

Class A
Net assets applicable to outstanding shares	$416,289,468

Shares of capital stock outstanding	36,832,660

Net asset value per share outstanding	$11.30
Maximum sales charge (4.50% of offering price)	0.53

Maximum offering price per share outstanding	$11.83

Class C
Net assets applicable to outstanding shares	$157,441,618

Shares of capital stock outstanding	13,975,890

Net asset value and offering price per share outstanding	$11.27

Class I
Net assets applicable to outstanding shares	$374,780,003

Shares of capital stock outstanding	33,100,449

Net asset value and offering price per share outstanding	$11.32

The notes to the financial statements are an integral part of,

26 MainStay High Yield Opportunities Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Interest (a)	$68,587,866
Dividends (b)	1,045,298

Total income	69,633,164

Expenses
Manager (See Note 3)	7,369,697
Dividends and interest on investments sold short	3,408,534
Distribution/Service—Investor Class (See Note 3)	9,136
Distribution/Service—Class A (See Note 3)	968,636
Distribution/Service—Class C (See Note 3)	1,351,503
Transfer agent (See Note 3)	1,210,650
Broker fees and charges on short sales	704,725
Professional fees	653,377
Registration	172,399
Shareholder communication	165,706
Custodian	64,947
Directors	27,004
Miscellaneous	51,790

Total expenses before waiver/reimbursement and custody fee credit	16,158,104
Expense waiver/reimbursement from Manager (See Note 3)	(23,071)
Custody fee credit (See Note 6)	(12,984)

Net expenses	16,122,049

Net investment income (loss)	53,511,115

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	$12,090,064
Investments sold short	390,303
Swap transactions	2,379,960
Foreign currency transactions	4,634,902

Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	19,495,229

Net change in unrealized appreciation (depreciation) on:
Investments	(79,202,849)
Investments sold short	1,901,799
Swap contracts	(186,984)
Futures contracts	50,370
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(4,966,376)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts, futures contracts and foreign currency transactions	(82,404,040)

Net realized and unrealized gain (loss) on investments, futures transactions, investments sold short, swap transactions and foreign currency transactions	(62,908,811)

Net increase (decrease) in net assets resulting from operations	$(9,397,696)

(a)	Interest recorded net of foreign withholding taxes in the amount of $1,212.

(b)	Dividends recorded net of foreign withholding taxes in the amount of $1,713.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$53,511,115	$22,739,537
Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	19,495,229	5,385,582
Net change in unrealized appreciation (depreciation) on investments, futures contracts, investments sold short, swap contracts and foreign currency transactions	(82,404,040)	30,895,284

Net increase (decrease) in net assets resulting from operations	(9,397,696)	59,020,403

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(198,366)	(228,664)
Class A	(22,210,192)	(7,419,914)
Class C	(6,795,715)	(1,386,229)
Class I	(23,273,919)	(15,504,018)

	(52,478,192)	(24,538,825)

From net realized gain on investments:
Investor Class	(61,653)	(18,414)
Class A	(3,513,280)	(242,266)
Class C	(1,128,545)	(27,304)
Class I	(4,250,491)	(1,077,918)

	(8,953,969)	(1,365,902)

Total dividends and distributions to shareholders	(61,432,161)	(25,904,727)

Capital share transactions:
Net proceeds from sale of shares	911,712,644	422,956,564
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	43,146,476	18,395,257
Cost of shares redeemed	(538,765,668)	(75,404,908	) (a)

Increase (decrease) in net assets derived from capital share transactions	416,093,452	365,946,913

Net increase (decrease) in net assets	345,263,595	399,062,589

Net Assets
Beginning of year	605,236,035	206,173,446

End of year	$950,499,630	$605,236,035

Distributions in excess of net investment income at end of year	$(1,374,160)	$(3,238,213)

(a)	Cost of shares redeemed net of redemption fee of $9,134 for the year ended October 31, 2010. (See Note 2(P))

The notes to the financial statements are an integral part of,

28 MainStay High Yield Opportunities Fund	and should be read in conjunction with, the financial statements.

Statement of Cash Flows
for the year ended October 31, 2011

Cash flows used in operating activities
Net decrease in net assets resulting from operations	$(9,397,696)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(731,994,100)
Investments sold	289,824,863
Purchases to cover securities sold short	(20,524,985)
Securities sold short	42,049,614
Net proceeds received for swap contracts	931,746
Sell of short term investments, net	18,410,206
Amortization (accretion) of discount and premium, net	(2,182,933)
Increase in restricted cash	(14,427,475)
Increase in investment securities sold receivable	(753,433)
Increase in dividends and interest receivable	(6,514,735)
Decrease in manager receivable	183,694
Increase in cash collateral on deposit at broker	(276,000)
Increase in other assets	(8,146)
Decrease in receivable for open forward foreign currency contracts	346,931
Increase in investment securities purchased payable	7,996,371
Decrease in broker fees and charges payable on short sales	(11,168)
Increase in dividends and interest payable for investments sold short	1,961,444
Decrease in professional fees payable	(267,556)
Increase in custodian payable	3,697
Increase in shareholder communication payable	31,470
Increase in due to Directors	2,982
Increase in due to manager	619,593
Increase in due to transfer agent	140,658
Increase in due to NYLIFE Distributors	108,726
Increase in variation margin payable on futures contracts	77,624
Increase in payable for open forward foreign currency contracts	4,491,735
Increase in accrued expenses	3,852
Net change in unrealized (appreciation) depreciation on swap contracts	186,984
Net realized (gain) loss from swap contracts	(2,379,960)
Net change in unrealized (appreciation) depreciation on investments	79,202,849
Net realized (gain) loss from investments	(12,090,064)
Net change in unrealized (appreciation) depreciation on securities sold short	(1,901,799)
Net realized gain from securities sold short	(390,303)

Net cash used in operating activities	(356,545,314)

Cash flows from financing activities
Proceeds from shares sold	908,160,159
Payment on shares redeemed	(535,810,327)
Cash distributions paid	(17,836,656)

Net cash from financing activities	354,513,176

Net decrease in cash:	(2,032,138)

Cash at beginning of year	2,038,823

Cash at end of year	$6,685

Non cash financing activities not included herein consist of all reinvestment of dividends and distributions of $43,146,476.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Financial Highlights selected per share data and ratios

	Investor Class
							February 28,
							2008**
							through
	Year ended October 31,						October 31,
	2011		2010		2009		2008
Net asset value at beginning of period	$12.01		$10.87		$8.04		$9.84

Net investment income (loss) (a)	0.68		0.83		0.89		0.34
Net realized and unrealized gain (loss) on investments	(0.62)		1.48		2.72		(1.76)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.20)		0.01		—

Total from investment operations	0.06		2.11		3.62		(1.42)

Less dividends and distributions:
From net investment income	(0.66)		(0.89)		(0.79)		(0.38)
From net realized gain on investments	(0.15)		(0.08)		—		—

Total dividends and distributions	(0.81)		(0.97)		(0.79)		(0.38)

Redemption fee (b)	—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$11.26		$12.01		$10.87		$8.04

Total investment return (c)	0.42%		20.29%		47.24%		(14.84	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.71%		7.24%		9.06%		5.30	% ††
Net expenses (excluding short sale expenses)	1.30	% (e)	1.35%		1.47%		1.38	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.75%		2.19%		2.83%		4.20	% ††
Short sale expenses	0.45%		0.66%		1.27%		1.54	% ††
Portfolio turnover rate	31%		29%		47%		26%
Net assets at end of period (in 000’s)	$1,989		$4,467		$2,609		$21

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of,

30 MainStay High Yield Opportunities Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
							December 14,
							2007**
							through
	Year ended October 31,						October 31,
	2011		2010		2009		2008
Net asset value at beginning of period	$12.05		$10.90		$8.06		$10.00

Net investment income (loss) (a)	0.68		0.82		0.93		0.52
Net realized and unrealized gain (loss) on investments	(0.62)		1.50		2.69		(2.05)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.20)		0.01		—

Total from investment operations	0.06		2.12		3.63		(1.53)

Less dividends and distributions:
From net investment income	(0.66)		(0.89)		(0.79)		(0.41)
From net realized gain on investments	(0.15)		(0.08)		—		—

Total dividends and distributions	(0.81)		(0.97)		(0.79)		(0.41)

Redemption fee (b)	—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$11.30		$12.05		$10.90		$8.06

Total investment return (c)	0.49%		20.27%		47.45%		(15.93	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.82%		7.06%		9.36%		6.59	% ††
Net expenses (excluding short sales expenses)	1.30	% (e)	1.30%		1.29%		1.29	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.75%		2.15%		2.66%		2.86	% ††
Short sale expenses	0.45%		0.66%		1.27%		1.45	% ††
Portfolio turnover rate	31%		29%		47%		26%
Net assets at end of period (in 000’s)	$416,289		$237,543		$28,987		$559

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 31

Financial Highlights selected per share data and ratios

	Class C
							December 14,
							2007**
							through
	Year ended October 31,						October 31,
	2011		2010		2009		2008
Net asset value at beginning of period	$12.01		$10.88		$8.05		$10.00

Net investment income (loss) (a)	0.59		0.70		0.84		0.40
Net realized and unrealized gain (loss) on investments	(0.61)		1.52		2.70		(2.02)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.20)		0.01		—

Total from investment operations	(0.02)		2.02		3.55		(1.62)

Less dividends and distributions:
From net investment income	(0.57)		(0.81)		(0.72)		(0.33)
From net realized gain on investments	(0.15)		(0.08)		—		—

Total dividends and distributions	(0.72)		(0.89)		(0.72)		(0.33)

Redemption fee (b)	—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$11.27		$12.01		$10.88		$8.05

Total investment return (c)	(0.16%)		19.27%		46.11%		(16.58	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.09%		6.07%		8.49%		4.79	% ††
Net expenses (excluding short sale expenses)	2.06	% (e)	2.09%		2.22%		2.12	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.51%		2.94%		3.58%		4.80	% ††
Short sale expenses	0.45%		0.67%		1.27%		1.45	% ††
Portfolio turnover rate	31%		29%		47%		26%
Net assets at end of period (in 000’s)	$157,442		$72,327		$3,128		$20

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of,

32 MainStay High Yield Opportunities Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
							December 14,
							2007**
							through
	Year ended October 31,						October 31,
	2011		2010		2009		2008
Net asset value at beginning of period	$12.07		$10.92		$8.05		$10.00

Net investment income (loss) (a)	0.71		0.86		0.88		0.49
Net realized and unrealized gain (loss) on investments	(0.62)		1.49		2.78		(2.02)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.20)		0.01		—

Total from investment operations	0.09		2.15		3.67		(1.53)

Less dividends and distributions:
From net investment income	(0.69)		(0.92)		(0.80)		(0.42)
From net realized gain on investments	(0.15)		(0.08)		—		—

Total dividends and distributions	(0.84)		(1.00)		(0.80)		(0.42)

Redemption fee (b)	—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$11.32		$12.07		$10.92		$8.05

Total investment return (c)	0.74%		20.54%		47.79%		(15.73	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.05%		7.51%		9.71%		5.91	% ††
Net expenses (excluding short sale expenses)	1.05	% (e)	1.05%		1.04%		1.04	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.50%		1.89%		2.38%		2.52	% ††
Short sale expenses	0.45%		0.66%		1.29%		1.45	% ††
Portfolio turnover rate	31%		29%		47%		26%
Net assets at end of period (in 000’s)	$374,780		$290,900		$171,449		$105,928

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 33

Notes to Financial Statements

Note 1–Organization and Business

Eclipse Funds Inc. (the “Company”), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and offers one fund. These financial statements and notes relate only to the MainStay High Yield Opportunities Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Class A, Class C, and Class I shares commenced operations on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and

34    MainStay High Yield Opportunities Fund

electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy.

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund held securities with a value of $848,571 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2011, the Fund did not hold any foreign equity securities.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal income tax is

mainstayinvestments.com    35

Notes to Financial Statements (continued)

required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E) Expenses. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Loan Assignments, Participations and Commitments. The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. At October 31, 2011, the Fund did not hold unfunded commitments.

(I) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.”

36    MainStay High Yield Opportunities Fund

When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a broker that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may also invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J) Swap Contracts. The Fund may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap.

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Swaps are “marked-to-market” daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

(K) Securities Sold Short. The Fund engages in short sales as part of its investment strategy. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends are recorded as expenses on the Statement of Operations.

(L) Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(M) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by ”marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for

mainstayinvestments.com    37

Notes to Financial Statements (continued)

extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. (See Note 5)

(N) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(O) Rights and Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. At October 31, 2011, the Fund did not hold any rights.

(P) Redemption Fee. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets’ shares redeemed amount and were retained by the Fund for the fiscal year ended October 31, 2010.

(Q) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(R) Concentration of Risk.
The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

38    MainStay High Yield Opportunities Fund

(S) Indemnifications. Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(T) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2011:

Asset Derivatives

			Foreign		Interest
	Statement of	Credit	Exchange	Equity	Rate
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Total

Warrants	Investments in securities, at value	$—	$—	$2,032,567	$—	$2,032,567
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (a)	—	—	—	50,370	50,370
Swap Contracts	Premiums paid for swap contracts	1,760,372	—	—	—	1,760,372
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	30,325	—	—	30,325

Total Fair Value		$1,760,372	$30,325	$2,032,567	$50,370	$3,873,634

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives

			Foreign		Interest
	Statement of	Credit	Exchange	Equity	Rate
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Total

Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$—	$(5,030,934)	$—	$—	$(5,030,934)
Swap Contracts	Unrealized depreciation on swap contracts	(186,984)	—	—	—	(186,984)

Total Fair Value		$(186,984)	$(5,030,934)	$—	$—	$(5,217,918)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Realized Gain (Loss)

			Foreign		Interest
	Statement of	Credit	Exchange	Equity	Rate
	Operations	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Total

Warrants	Net realized gain (loss) on security transactions	$—	$—	$(200)	$—	$(200)
Swap Contracts	Net realized gain (loss) on swap transactions	2,379,960	—	—	—	2,379,960
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	4,171,122	—	—	4,171,122

Total Realized Gain (Loss)		$2,379,960	$4,171,122	$(200)	$—	$6,550,882

mainstayinvestments.com    39

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation)

			Foreign		Interest
	Statement of	Credit	Exchange	Equity	Rate
	Operations	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Total

Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$(804,484)	$—	$(804,484)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	—	50,370	50,370
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(186,984)	—	—	—	(186,984)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(4,838,666)	—	—	(4,838,666)

Total Change in Unrealized Appreciation (Depreciation)		$(186,984)	$(4,838,666)	$(804,484)	$50,370	$(5,779,764)

Number of Contracts, Notional Amounts or Shares/Units (1)

		Foreign		Interest
	Credit	Exchange	Equity	Rate
	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Total

Warrants (2)	—	—	137,472	—	137,472
Futures Contracts Short (2)	—	—	—	(552)	(552)
Swap Contracts (3)	$50,100,000	—	—	—	$50,100,000
Forward Contracts Long (3)	—	$39,238,809	—	—	$39,238,809
Forward Contracts Short (3)	—	$(158,305,214)	—	—	$(158,305,214)

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of the Fund.

The Manager has contractually agreed to waive fees and/or reimburse expense so that Total Ordinary Operating Expenses for Class A shares do not exceed 1.30% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $7,369,697 and waived its fees and/or reimbursed expenses in the amount of $23,071.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of

40    MainStay High Yield Opportunities Fund

the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Company, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,695 and $235,538, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $25,429 and $76,891, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$4,836

Class A	505,552

Class C	185,571

Class I	514,691

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$37,670	1.9%

Class A	28,250	0.0	‡

Class C	28,175	0.0	‡

Class I	56,543,400	15.1

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $24,586. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$2,462,689	$11,480,615	$(1,561,144)	$(26,281,464)	$(13,899,304)

The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals, marking-to-market of foreign currency forward contracts, swap contracts and futures contracts. The other temporary differences are primarily due to dividends payable and interest income on defaulted securities.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed Net	Net Realized
Investment	Gain (Loss) on	Additional
Income (Loss)	Investments	Paid-In Capital

$831,130	$(712,735)	$(118,395)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), reclassification of consent fee and amendment fee, modified debt instrument adjustments and reclassification of income from swap contracts.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss

mainstayinvestments.com    41

Notes to Financial Statements (continued)

carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$56,783,288	$25,904,727
Long-Term Capital Gain	4,648,873	—

Total	$61,432,161	$25,904,727

Note 5–Foreign Currency Transactions and Foreign Currency Forward Contracts

As of October 31, 2011, the Fund held the following foreign currency forward contracts:

		Contract			Contract	Unrealized
		Amount			Amount	Appreciation
	Counterparty	Purchased			Sold	(Depreciation)

Foreign Currency Buy Contracts:

Euro vs. U.S. Dollar, expiring 11/18/11	JPMorgan Chase Bank	EUR	415,000	USD	571,094	USD	3,049

Pound Sterling vs. U.S. Dollar, expiring 11/18/11	JPMorgan Chase Bank	GBP	810,000		1,274,916		27,276

		Contract			Contract
		Amount			Amount
		Sold			Purchased

Foreign Currency Sale Contracts:

Euro vs. U.S. Dollar, expiring 11/18/11	JPMorgan Chase Bank	EUR	67,346,000		89,715,478		(3,456,095)

Pound Sterling vs. U.S. Dollar, expiring 11/18/11	JPMorgan Chase Bank	GBP	22,753,000		35,003,898		(1,574,839)

Net unrealized appreciation (depreciation) on foreign currency forward contracts						USD	(5,000,609)

As of October 31, 2011, the Fund held the following foreign currencies:

	Currency		Cost		Value

Canadian Dollar	CAD	4	USD	4	USD	4

Euro	EUR	2,691		3,766		3,724

Pound Sterling	GBP	1,839		2,907		2,957

Total			USD	6,677	USD	6,685

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Pursuant to the custodian agreement, State Street receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with State Street. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank

42    MainStay High Yield Opportunities Fund

Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 8–Purchases and Sales of Securities
(in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $730,456 and $284,225, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	171,009	$2,021,207
Shares issued to shareholders in reinvestment of dividends and distributions	21,759	255,623
Shares redeemed	(366,801)	(4,238,353)

Net increase (decrease) in shares outstanding before conversion	(174,033)	(1,961,523)
Shares converted into Investor Class (See Note 1)	13,273	146,650
Shares converted from Investor Class (See Note 1)	(34,403)	(399,391)

Net increase (decrease)	(195,163)	$(2,214,264)

Year ended October 31, 2010:
Shares sold	289,734	$3,339,857
Shares issued to shareholders in reinvestment of dividends and distributions	21,576	245,776
Shares redeemed	(169,372)	(1,906,144)

Net increase (decrease) in shares outstanding before conversion	141,938	1,679,489
Shares converted into Investor Class (See Note 1)	8,284	97,304
Shares converted from Investor Class (See Note 1)	(18,453)	(212,950)

Net increase (decrease)	131,769	$1,563,843

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	37,714,090	$446,624,222
Shares issued to shareholders in reinvestment of dividends and distributions	1,799,980	21,031,916
Shares redeemed	(22,422,282)	(258,585,435)

Net increase (decrease) in shares outstanding before conversion	17,091,788	209,070,703
Shares converted into Class A (See Note 1)	34,311	399,391
Shares converted from Class A (See Note 1)	(13,227)	(146,650)

Net increase (decrease)	17,112,872	$209,323,444

Year ended October 31, 2010:
Shares sold	19,347,543	$224,639,395
Shares issued to shareholders in reinvestment of dividends and distributions	539,564	6,217,837
Shares redeemed	(2,836,305)	(32,462,970)

Net increase (decrease) in shares outstanding before conversion	17,050,802	198,394,262
Shares converted into Class A (See Note 1)	18,403	212,950
Shares converted from Class A (See Note 1)	(8,262)	(97,304)

Net increase (decrease)	17,060,943	$198,509,908

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	10,339,077	$122,797,715
Shares issued to shareholders in reinvestment of dividends and distributions	366,806	4,263,314
Shares redeemed	(2,752,077)	(31,290,963)

Net increase (decrease)	7,953,806	$95,770,066

Year ended October 31, 2010:
Shares sold	6,010,719	$69,882,995
Shares issued to shareholders in reinvestment of dividends and distributions	76,198	878,905
Shares redeemed	(352,384)	(4,035,103)

Net increase (decrease)	5,734,533	$66,726,797

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	28,531,549	$340,269,500
Shares issued to shareholders in reinvestment of dividends and distributions	1,502,325	17,595,623
Shares redeemed	(21,041,562)	(244,650,917)

Net increase (decrease)	8,992,312	$113,214,206

Year ended October 31, 2010:
Shares sold	10,727,153	$125,094,317
Shares issued to shareholders in reinvestment of dividends and distributions	965,400	11,052,739
Shares redeemed	(3,286,089)	(37,000,691)

Net increase (decrease)	8,406,464	$99,146,365

mainstayinvestments.com    43

Notes to Financial Statements (continued)

Note 10–Other Matters

Lehman Brothers International (Europe) (“LBIE”) was one of the Fund’s trading counterparties for executing securities sold short transactions. In connection with these securities sold short transactions, Lehman Brothers, Inc. (“LBI”) acted as the Fund’s and LBIE’s agent and the Fund pledged securities as collateral to LBI on its own behalf and also as agent for LBIE, which securities are held in an account with the Fund’s custodian, State Street. As of October 31, 2011, these pledged securities had a market value of approximately $19.5 million. Additionally, the Fund had other securities that were originally pledged as collateral for LBIE which have since been called by the issuer or have matured. As a result, cash of approximately $29.9 million is pledged as collateral for the benefit of LBIE, and has been deemed restricted by the Fund.

LBIE was placed in administration under the U.K. Insolvency Act on September 15, 2008. Accordingly, the Fund’s ability to transact with LBI/LBIE is limited, and the Fund is unable to close out securities sold short with LBI/LBIE with a market value as of October 31, 2011 of approximately $28.9 million. The Fund also has not been able to sell the securities that are pledged as collateral for the benefit of LBI/LBIE. While this has not impacted the Fund’s ability to implement its investment strategy to date, until these securities are made available, there may be an impact on the Fund’s ability to fully implement its investment strategy.

The Fund has been pursuing efforts to return the borrowed securities and secure the release of collateral. In furtherance of the Fund’s efforts to secure the release of the collateral, on August 27, 2010, the Fund filed a motion with the U.S. Bankruptcy Court overseeing the U.S. insolvency proceeding relating to LBI seeking to secure release of the collateral. On December 7, 2010, the Trustee for LBI filed a Notice of Determination of Claim allowing the Fund a “customer property” claim for the collateral but the Fund disagrees with this designation and may litigate the determination if the value of the customer property distributions is less than the full value of the collateral. However, the Fund cannot assure that these efforts will be successful.

In order to mitigate any potential negative impact on the Fund and its shareholders which may result from a final judicial determination that the Fund is not entitled to the unfettered use and ownership of the collateral, the Fund and New York Life, an affiliate of the Manager, have entered into an agreement with respect to the collateral (the “Agreement”). The Agreement was made as of August 27, 2010. Pursuant to the Agreement, at the conclusion of the bankruptcy appeal process, should the Fund be entitled to obtain less than 100% of the then current market value of the collateral, New York Life will contribute to the Fund the difference between the value of the assets ultimately returned to the Fund and the then current market value of the collateral. Consistent with the Fund’s securities valuation policies described in Note 2(A), the Agreement is being valued by a method deemed in good faith to represent fair value. The primary factors considered in valuing the Agreement include: (1) the likelihood that at the conclusion of the bankruptcy appeal process the Fund will receive less than 100% of the then current market value of the collateral; and (2) the financial strength and capital of New York Life. As of October 31, 2011 and through December 22, 2011, there has been no other information that would lead management to believe that the Fund will receive something less than 100% of the then-current market value of the collateral. Accordingly, the Agreement has been valued at zero dollars as of October 31, 2011.

The Agreement will terminate upon the earlier of the following: (i) the entry of a final order providing the Fund with unfettered use and ownership of all collateral; (ii) satisfaction of New York Life’s payment obligations to the Fund under the Agreement. The Fund is recording its obligations on short sales based on management’s belief that the Fund will ultimately settle those short sales at market value on the date of settlement. Should the settlement amount of the open short positions be something other than the market value on the date of the settlement, the value of this liability could be materially impacted.

Note 11–Reorganization

On October 1, 2009, the Board of the Company approved the reorganization of the Fund into a “shell” series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for (1) the acquisition of all of the assets of the Fund by a series (“New Fund”) of MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the New Fund and (2) the subsequent liquidation of the Fund (“Reorganization”). After considering all relevant facts, the Board determined that the Reorganization is in the best interests of the Fund’s shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

The closing of the Reorganization for the Fund has been postponed until such time as the matters regarding the open short positions are resolved with LBIE. The Reorganization will not be subject to shareholder approval under applicable law. Upon closing, shareholders of the Fund will own shares of the corresponding class of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. Importantly, the Reorganization is not expected to have a material impact on the manner in which the Fund is managed or on shareholders’ ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Fund’s investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44    MainStay High Yield Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Eclipse Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Opportunities Fund (“the Fund”), the sole fund comprising the Eclipse Funds, Inc.,as of October 31, 2011, and the related statements of operations and cash flows for the year then ended, the statement of changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position MainStay High Yield Opportunities Fund of Eclipse Funds, Inc as of October 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

mainstayinvestments.com    45

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $4,648,873 as long term capital distribution.

For the fiscal year ended October 31, 2011, the Fund designated approximately $1,045,298 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2011, should be multiplied by 2.2% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds’ fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46    MainStay High Yield Opportunities Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com    47

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

48    MainStay High Yield Opportunities Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com    49

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

50    MainStay High Yield Opportunities Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com    51

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

MYLIM-24916 MS284-11	MSHYR11-12/11
NC3

Item 2. Code of Ethics.
     As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
Item 3. Audit Committee Financial Expert.
          The Board of Directors has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
     The aggregate fees billed for the fiscal year ended October 31, 2011 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $46,315.
     The aggregate fees billed for the fiscal period ended October 31, 2010 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that were normally provided by KPMG in connection with the statutory and regulatory filings or engagements for that fiscal year were $43,165.
(b) Audit Related Fees
     The aggregate fees billed for the fiscal year ended October 31, 2011 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0.
     The aggregate fees billed for the fiscal year ended October 31, 2010 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0. These audit-related services include review of financial highlights for the Registrant’s registration statements and issuance of consents to use KPMG‘s reports.
(c) Tax Fees
The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were (i) $4,535 during the fiscal year ended October 31, 2011, and (ii) $4,450 during the fiscal year ended October 31, 2010. These services included preparation of and advice relating to federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.
(d) All Other Fees

     The aggregate fees billed for the fiscal year ended October 31, 2011 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0. The aggregate fees billed for the fiscal year ended October 31, 2010 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0.
(e) Pre-Approval Policies and Procedures
(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.
(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees.
(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2011 and October 31, 2010 are disclosed in 4(b)-(d) above.
The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2011 and (ii) $0 for the fiscal year ended October 31, 2010.
(h) The Registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.
Item 5. Audit Committee of Listed Registrants

Not applicable.
Item 6. Schedule of Investments
The Schedule of Investments is included as part of Item 1 of this report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
ECLIPSE FUNDS INC.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer
Date: January 9, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer
Date: January 9, 2012

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer
Date: January 9, 2012

EXHIBIT INDEX
(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.